EXHIBIT 10.1

                                 THIRD AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

     This Third Amendment to Loan and Security Agreement is entered into as of January 3, 2002 (the "Amendment"), by and between COMERICA BANK - CALIFORNIA successor in interest to Imperial Bank ("Bank") and PHOTOWORKS, INC. ("Borrower").

                                    RECITALS
                                    --------

     Borrower and Bank are parties to that certain Loan and Security Agreement dated as of December 20, 2000, as amended, including without limitation by that certain First Amendment to Loan and Security Agreement dated as of July 23, 2001 and that certain Second Amendment to Loan and Security Agreement dated as of October 11, 2001 (collectively, the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, the parties agree as follows:

     1. Borrower may not request nor receive any additional Credit Extensions.

     2. In addition to all payments required under the Agreement (including without limitation monthly payments of accrued interest), Borrower shall pay to Bank the following amounts on the following dates on account of the outstanding
Advances: (i) $50,000 on the fifteenth (15th) day of each month beginning on January 15, 2002 and continuing on the same day of each month thereafter through May 15, 2002 and (ii) $275,000 on each of June 15, 2002, July 15, 2002, August
15, 2002, and September 15, 2002. On the Revolving Maturity Date, all Advances, and all other amounts owing from Borrower to Bank, shall be immediately due and payable.

     3. Certain defined terms in Section 1.1 of the Agreement are hereby added or amended to read as follows:

          "Committed Revolving Line" means a credit extension of up to One Million Three Hundred Fifty Thousand Dollars ($1,350,000).

          "Revolving Maturity Date" means September 30, 2002.

     4. Sections 6.14 and 6.15 of the Agreement are hereby amended in their entirety to read as follows:

          6.14 Liquidity. Borrower shall maintain a balance of unrestricted cash and cash equivalents plus 75% of Eligible Accounts which is at least one and one quarter (1.25) times the aggregate amount of all Indebtedness (including any Contingent Obligations) owing from Borrower to Bank.

          6.15 Revenue. As of the last day of each month, Borrower shall show revenue for the three months immediately preceding the date of measurement, which is not less than the revenue projected for such months in the July 31 Board Presentation entitled "2002 Worst Case" in the form presented to Bank on July 17, 2001.

     5. Exhibit C to the Agreement is hereby amended and replaced in its entirety by Exhibit C attached hereto.

     6. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in he Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

     7. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

     8. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     9. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

          (a) this Amendment, duly executed by Borrower;

          (b) an amount equal to all Bank Expenses incurred through the date of this Amendment, plus a $7,500 extension fee, which shall be nonrefundable as of the date of this Amendment;

          (c) a certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement; and

          (d) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                          PHOTOWORKS, INC.


                                          By: /s/Gary R. Christophersen
                                          -----------------------------------
                                          Title: Chairman & CEO

                                          COMERICA BANK - CALIFORNIA


                                          By: /s/ Holly R. Dungan
                                         -----------------------------------
                                          Title: Venture Banking Officer

COMERICA BANK - CALIFORNIA                                   SECURITIES ACCOUNT
                                                             CONTROL AGREEMENT



TECHNOLOGY & LIFE SCIENCES DIVISION


January 3, 2002

Attn: Secretary

     Re: Comerica Bank-California /Security Interest in Securities Account of
         PHOTOWORKS, INC.

Dear Sir or Madam:

     This agreement ("Control Agreement") is entered by and among Comerica Bank-California ("Bank"), a California banking corporation, PHOTOWORKS, INC., a Washington corporation ("Pledgor") and Monarch Funds, a Delaware business trust (the "Trust"), by Forum Shareholder Services, LLC, a Delaware limited liability company, as agent therefor.

     1. This Control Agreement concerns securities account No. XXXXXXX and any other account (collectively, the "Securities Account") established by Pledgor with Trust. Pursuant to that certain Loan and Security Agreement dated as of December 20, 2000, as amended from time to time, including without limitation by that certain First Amendment to Loan and Security Agreement dated as of July 23, 2001, that certain Second Amendment to Loan and Security Agreement dated as of October 11, 2001, and that certain Third Amendment to Loan and Security Agreement dated as of the date hereof (collectively, the "Security Agreement"), Bank has a security interest in all of Pledgor's present and future right, title and interest in, to and under the Securities Account maintained with Trust in connection with the securities, securities entitlements or other investment property, instruments and financial assets contained in the Securities Account, and all investment property, instruments and financial assets at any time held or maintained in the Securities Account, together with all investment property, instruments and financial assets substituted therefore or for any part thereof, all interest, dividends, increases, profits, new financial assets or other increments, distributions or rights of any kind received on account of any of the foregoing, and all other income received in connection therewith and all products or proceeds thereof (whether cash or non-cash proceeds)(collectively, the "Securities Entitlement"). Bank, Pledgor and Trust are entering into this Control Agreement to perfect Bank's security interest in the Securities Account.

     2. The Securities Entitlement is to be held in the Securities Account and is and will remain subject to a first priority security interest in favor of Bank. The Securities Account is not a margin account or subject to check writing privileges. All rights of Trust in the Securities Account except for Permitted Liens as defined below shall be subordinated and postponed in favor of Bank's rights and interests therein under and pursuant to the Security Agreement.

     3. Until Trust is notified to the contrary by Bank in any entitlement order or other notice ("Notice"), Trust is authorized to act upon the instruction of Pledgor, or its authorized representatives, and comply with Pledgor's (or its authorized representatives) instructions for the following purposes:

     [X] make trades of any and all of the financial assets held in the Securities Account &/or

     [X]  receiving any distributions relating to the Securities Entitlement
          &/or

     [X] making any withdrawals of any and all of the financial assets held in the Securities Account or the proceeds thereof.


Upon and following receipt of Notice, (i) Trust shall immediately cease complying with instructions concerning the Securities Account and the Securities Entitlement originated by the Pledgor, or its representatives, and thereafter shall comply with the instructions of Bank without further consent by Pledgor;
(ii) Trust is not authorized to release any of the Securities Entitlement or any proceeds thereof or make any distribution from the Securities Account to any party other than Bank, until otherwise instructed by Bank in writing; (iii) Trust is instructed to hold the Securities Account and Securities Entitlement for the benefit of Bank; and (iv) Bank is the only person authorized to make any withdrawals of and/or to authorize or receive any distribution of or relating to the Securities Entitlement.

     4. By its execution hereof, Trust acknowledges and agrees to the terms set forth herein, and that this Control Agreement constitutes written notice to Trust and acknowledgment by Trust of Bank's security interest in the Securities Account. Said security interest shall be noted by the Trust on its books and records.

     5. Trust has established the Securities Account in Pledgor's name. A true and complete copy of the account agreement entered into between Pledgor and Trust with respect to the Securities Account (the "Account Agreement") is attached as Exhibit A. Exhibit A is a complete and accurate statement of the investment property, financial assets and credit balances credited to the Securities Account as of the date(s) set forth in the statement. Except for the claims and interest of Bank and Pledgor in the Securities Account and liens to secure fees owed to Trust by Pledgor with respect to the operation of the Securities Account ("Permitted Liens"), Trust does not know of any claim to or interest in the Securities Account.

     6. Trust shall send copies of all statements and confirmations regarding the Securities Account simultaneously to Pledgor and to Bank. Trust shall promptly notify Bank and Pledgor if a person asserts a lien, encumbrance or adverse claim against the Securities Account.

     7. Trust shall not agree with any third party that Trust will comply with entitlement orders from the third party. Trust shall not amend the Account Agreement, including its choice of law clause and the provision providing for treatment of property held in the Securities Account as a financial asset, without Bank's written consent. Trust shall not permit Pledgor to terminate the Securities Account.

     8. The rights and powers granted herein to Bank have been granted in order to perfect its security interest in the Securities Account, are powers coupled with an interest and will neither be affected by the death or bankruptcy of the Pledgor nor by the lapse of time. Trust's obligations under this Control Agreement shall continue in effect until the security interest of Bank in the Securities Account has been terminated pursuant to the terms of the Security Agreement and Bank has notified you of such termination in writing. Upon receipt of such notice Trust's obligations under this Control Agreement with respect to the operation and maintenance of the Securities Account after the receipt of such notice shall terminate, Bank shall have no further right to originate entitlement orders concerning the Securities Account and Trust may take such steps as the Pledgor may request to vest full ownership and control of the Securities Account in the Pledgor, including, but not limited to, removing the name of Bank from the Securities Account or transferring all of the financial assets and credit balances in the Securities Account to another securities account in the name of the Pledgor or its designee.

     9. This Control Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto, and shall be governed by, and in accordance with, the laws of the State of California without regard to conflict of laws principles.

     10. Each of the Pledgor and the Bank hereby agrees to indemnify the Trust for, defend the Trust against and hold the Trust harmless from all claims, demands, suits, expenses (including attorneys' fees), losses and damages resulting from or arising out of this Control Agreement and not due to the Trust's gross negligence or willful misconduct, including as a result of the Trust's actions in honoring instructions from any properly authorized person believed to be authorized prior to receipt of notification to the contrary or refusing to honor instructions from persons not demonstrated to the Trust's satisfaction to be so authorized. The Pledgor and the Bank agree that, in the event of any dispute between them or either of them and a third person in connection with which the Trust becomes subject to conflicting claims with respect the Securities Account, the Trust may in its sole and absolute discretion initiate an interpleader action, in which the Pledgor and the Bank consent to being joined, to determine the relative rights of the claimants with respect to the Securities Account.

     11. This Control Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument.

     12. Pledgor acknowledges that this Control Agreement supplements Pledgor's existing agreements with Trust. This Control Agreement does not create any obligation or duty of Trust other than those expressly set forth herein. If this Control Agreement conflicts with any other agreement between Trust and Pledgor, the terms of this Control Agreement shall prevail.

     13. This Control Agreement is an integrated agreement and supplements all negotiations and agreement with respect to the subject matter hereof. Any amendments hereto shall be in writing and signed by all parties.

     14. Unless otherwise provided in this Control Agreement, all notices or demands relating to this Control Agreement shall be in writing and (except for account statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered, sent by certified mail or by facsimile to Bank, Pledgor or Trust, as the case may be, at the address set forth below:

                  If to Bank:                        Comerica Bank-California
                                                     5330 Carillon Point
                                                     Kirkland, WA 98033
                                                     Attn.:  Holly Dungan
                                                     Facsimile:  425-576-2810

                  If to Pledgor:                     PHOTOWORKS, INC.
                                                     1260 16th Avenue West
                                                     Seattle, WA  98119-3401
                                                     Attn:  Loran Cashmore Bond
                                                     FAX:  (206) 284-5357

                  If to Trust:                       Monarch Funds
                                                     P.O. Box 446
                                                     Portland, Maine 04101
                                                     Telephone:   (207) 822-6680
                                                     Attn.:  Secretary


     15. WAIVER OF JURY TRIAL. THE PARTIES ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND FOR THEIR MUTUAL BENEFIT,

WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT.

Please sign where indicated below to reflect your acknowledgment of and agreement to the foregoing terms and conditions.

                                   Very truly yours,

                        COMERICA BANK-CALIFORNIA,
                        a California banking corporation

                             By:  /s/ Holly R. Dungan
                             -----------------------------------
                             Title:  Venture Banking Officer


                             PHOTOWORKS, INC.
                             Pledgor

                             By:  /s/ Gary R. Christophersen
                             -----------------------------------
                             Title: Chairman & CEO

                             By:
                                  ---------------------------------------------

                             Title:
                                     ------------------------------------------

                             MONARCH FUNDS,
                             a Delaware business trust

                             By:  Forum Shareholders Services, LLC,
                                  a Delaware limited liability company, as agent

                             By:
                                 ----------------------------------------------

                             Title:  Director

                                    Exhibit A

                                Account Agreement

COMERICA BANK - CALIFORNIA                                  SECURITIES ACCOUNT
                                                            CONTROL AGREEMENT



TECHNOLOGY & LIFE SCIENCES DIVISION

January 3, 2002

Attn:  Jack Singer

  Re: Comerica Bank - California / Security Interest in Securities Account of
                                PHOTOWORKS, INC.

Dear Sir or Madam:

     This agreement ("Control Agreement") is entered by and among COMERICA BANK
- CALIFORNIA ("Bank"), PHOTOWORKS, INC. ("Pledgor") and Comerica Securities, Inc. ("Securities Intermediary").

     1. This Control Agreement concerns securities account No. XXXXXXX and any other account (collectively, the "Securities Account") established by Pledgor with Securities Intermediary. Pursuant to that certain Loan and Security Agreement dated as of December 20, 2000, as amended from time to time, including without limitation by that certain First Amendment to Loan and Security Agreement dated as of July 23, 2001, that certain Second Amendment to Loan and Security Agreement dated as of October 11, 2001, and that certain Third Amendment to Loan and Security Agreement dated as of the date hereof (collectively, the "Security Agreement"), Bank has a security interest in all of Pledgor's present and future right, title and interest in, to and under the Securities Account maintained with Securities Intermediary in connection with the securities, securities entitlements or other investment property, instruments and financial assets contained in the Securities Account, and all investment property, instruments and financial assets at any time held or maintained in the Securities Account, together with all investment property, instruments and financial assets substituted therefore or for any part thereof, all interest, dividends, increases, profits, new financial assets or other increments, distributions or rights of any kind received on account of any of the foregoing, and all other income received in connection therewith and all products or proceeds thereof (whether cash or non-cash proceeds)(collectively, the "Securities Entitlement"). Bank, Pledgor and Securities Intermediary are entering into this Control Agreement to perfect Bank's security interest in the Securities Account.

     2. The Securities Entitlement is to be held in the Securities Account and is and will remain subject to a first priority security interest in favor of Bank. The Securities Account is not a margin account or subject to check writing privileges. All rights of Securities Intermediary in the Securities Account except for Permitted Liens as defined below shall be subordinated and postponed in favor of Bank's rights and interests therein under and pursuant to the Security Agreement.

     3. Until Securities Intermediary is notified to the contrary by Bank in any entitlement order or other notice ("Notice"), Securities Intermediary is authorized to act upon the instruction of Pledgor, or its authorized representatives, and comply with Pledgor's (or its authorized representatives) instructions for the following purposes:

     [X] make trades of any and all of the financial assets held in the Securities Account &/or

    [X]  receiving any distributions relating to the Securities Entitlement &/or

    [X] making any withdrawals of any and all of the financial assets held in the Securities Account or the proceeds thereof.

Upon and following receipt of Notice, (i) Securities Intermediary shall immediately cease complying with instructions concerning the Securities Account and the Securities Entitlement originated by the Pledgor, or its representatives, and thereafter shall comply with the instructions of Bank without further consent by Pledgor; (ii) Securities Intermediary is not authorized to release any of the Securities Entitlement or any proceeds thereof or make any distribution from the Securities Account to any party other than Bank, until otherwise instructed by Bank in writing; (iii) Securities Intermediary is instructed to hold the Securities Account and Securities Entitlement for the benefit of Bank; and (iv) Bank is the only person authorized to make any withdrawals of and/or to authorize or receive any distribution of or relating to the Securities Entitlement.

     4. By its execution hereof, Securities Intermediary acknowledges and agrees to the terms set forth herein, and that this Control Agreement constitutes written notice to Securities Intermediary and acknowledgment by Securities Intermediary of Bank's security interest in the Securities Account. Said security interest shall be noted by the Securities Intermediary on its books and records.

     5. Securities Intermediary has established the Securities Account in Pledgor's name. A true and complete copy of the account agreement entered into between Pledgor and Securities Intermediary with respect to the Securities Account (the "Account Agreement")is attached as Exhibit A. Exhibit A is a complete and accurate statement of the investment property, financial assets and credit balances credited to the Securities Account as of the date(s) set forth in the statement. Except for the claims and interest of Bank and Pledgor in the Securities Account and liens to secure fees owed to Securities Intermediary by Pledgor with respect to the operation of the Securities Account ("Permitted Liens"), Securities Intermediary does not know of any claim to or interest in the Securities Account.

     6. Securities Intermediary shall send copies of all statements and confirmations regarding the Securities Account simultaneously to Pledgor and to Bank. Securities Intermediary shall promptly notify Bank and Pledgor if a person asserts a lien, encumbrance or adverse claim against the Securities Account.

     7. Securities Intermediary shall not agree with any third party that Securities Intermediary will comply with entitlement orders from the third party. Securities Intermediary shall not amend the Account Agreement, including its choice of law clause and the provision providing for treatment of property held in the securities account as a financial asset, without Bank's written consent. Securities Intermediary shall not permit Pledgor to terminate the Securities Account.

     8. The rights and powers granted herein to Bank have been granted in order to perfect its security interest in the Securities Account, are powers coupled with an interest and will neither be affected by the death or bankruptcy of the Pledgor nor by the lapse of time. Securities Intermediary's obligations under this Control Agreement shall continue in effect until the security interest of Bank in the Securities Account has been terminated pursuant to the terms of the Security Agreement and Bank has notified you of such termination in writing. Upon receipt of such notice Securities Intermediary's obligations under this Control Agreement with respect to the operation and maintenance of the Securities Account after the receipt of such notice shall terminate, Bank shall have no further right to originate entitlement orders concerning the Securities Account and Securities Intermediary may take such steps as the Pledgor may request to vest full ownership and control of the Securities Account in the Pledgor, including, but not limited to, removing the name of Bank from the Securities Account or transferring all of the financial assets and credit balances in the Securities Account to another securities account in the name of the Pledgor or its designee.

     9. This Control Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto, and shall be governed by, and in accordance with, the laws of the State of California without regard to conflict of laws principles.

     10. This Control Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument.

     11. Pledgor acknowledges that this Control Agreement supplements Pledgor's existing agreements with Securities Intermediary. This Control Agreement does not create any obligation or duty of Securities Intermediary other than those expressly set forth herein. If this Control Agreement conflicts with any other agreement between Securities Intermediary and Pledgor, the terms of this Control Agreement shall prevail.

     12. This Control Agreement is an integrated agreement and supplements all negotiations and agreement with respect to the subject matter hereof. Any amendments hereto shall be in writing and signed by all parties.

     13. Unless otherwise provided in this Control Agreement, all notices or demands relating to this Control Agreement shall be in writing and (except for account statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered, sent by certified mail or by facsimile to Bank, Pledgor or Securities Intermediary, as the case may be, at the address set forth below:

        If to Bank:                        Comerica Bank-California
                                           5330 Carillon Point
                                           Kirkland, WA 98033
                                           Attn.:  Holly Dungan
                                           Facsimile:  (425) 576-2810

        If to Pledgor:                     PHOTOWORKS, INC.
                                           1260 16th Avenue West
                                           Seattle, WA  98119-3401
                                           Attn:  Loran Cashmore Bond
                                           FAX:  (206) 284-5357

        If to Securities Intermediary:     Comerica Securities, Inc.
                                           9920 So. LaCienega Blvd., 14th. Floor
                                           Inglewood CA 90301
                                           Telephone:  (310) 417-5790
                                           Facsimile:  (310) 417-5652
                                           Attn:  Jack Singer

     14. WAIVER OF JURY TRIAL. THE PARTIES ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT.

Please sign where indicated below to reflect your acknowledgment of and agreement to the foregoing terms and conditions.

                                          Very truly yours,

                                          COMERICA BANK - CALIFORNIA

                                          By:  /s/ Holly R. Dungan
                                          --------------------------------------
                                          Title:  Venture Banking Officer

                                          PHOTOWORKS, INC.

                                          Pledgor

                                          By:  /s/ Gary R. Christophersen
                                          --------------------------------------
                                          Title: Chairman & CEO

                                          By:
                                             -----------------------------------

                                          Title:
                                                --------------------------------

                                          COMERICA SECURITIES, INC.

                                          Securities Intermediary

                                          By:
                                             -----------------------------------

                                          Title:
                                                --------------------------------

                                    Exhibit A

                                Account Agreement